UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2013

Dollar General Corporation
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 4, 2013, Dollar General Corporation (the “Company”) issued a news release regarding results of operations and financial condition for the fiscal 2013 first quarter ended May 3, 2013. The news release is attached hereto as Exhibit 99.1.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting of the Company’s Shareholders (the “Annual Meeting”) was held on May 29, 2013. The following are the final voting results on proposals considered and voted upon by shareholders, all of which are described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 11, 2013 (the “Proxy Statement”).

The following individuals were elected to serve as directors of the Company.  Votes were cast as follows:

Name	Votes For	Votes Withheld	Broker Non- Votes
Raj Agrawal	250,472,222	28,217,493	11,211,129
Warren F. Bryant	276,692,354	1,997,361	11,211,129
Michael M. Calbert	267,356,226	11,333,489	11,211,129
Sandra B. Cochran	257,313,271	21,376,444	11,211,129
Richard W. Dreiling	270,151,748	8,537,967	11,211,129
Patricia D. Fili-Krushel	276,239,871	2,449,844	11,211,129
Adrian Jones	250,395,712	28,294,003	11,211,129
William C. Rhodes, III	275,052,147	3,637,568	11,211,129
David B. Rickard	276,789,533	1,900,182	11,211,129

The amendment to the Company’s Amended and Restated Charter to provide for a majority voting standard in uncontested elections of directors was approved. Votes were cast as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non- Votes
278,355,832	217,609	116,274	11,211,129

The appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2013 was ratified.  Votes were cast as follows:

Votes For	Votes Against	Votes Abstaining
287,260,125	2,480,279	160,440

ITEM 7.01	REGULATION FD DISCLOSURE.

The information set forth in Item 2.02 above is incorporated herein by reference. The news release also sets forth statements regarding the Company’s updated outlook, information regarding the Company’s planned conference call, and certain other matters.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Financial statements of businesses acquired. N/A
(b)	Pro forma financial information. N/A
(c)	Shell company transactions. N/A
(d)	Exhibits. See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 4, 2013	DOLLAR GENERAL CORPORATION

		By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release dated June 4, 2013 regarding fiscal 2013 first quarter financial results

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